EXHIBIT 10.3
EXHIBIT A

AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 3, dated as of July 5, 2016 (this “Amendment”), to the Registration Rights Agreement dated as of June 2, 2015 (the “Agreement”), as previously amended, is by and among American Power Group Corporation, a Delaware corporation (the “Company”), and the other parties thereto. Capitalized terms that are used in this Amendment without definition, but which are defined in the Agreement, shall have the meanings given them in the Agreement.

WHEREAS, on June 2, 2015, the Company issued certain Promissory Notes to certain purchasers (the “Original Purchasers”) and, pursuant to the Agreement, granted certain registration rights to the Original Purchasers;

WHEREAS, on August 24, 2015 and January 8, 2016, the Original Purchasers extended the rights under the Agreement to certain additional parties (the “Investors”);

WHEREAS, pursuant a Securities Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), by and among the Company and certain purchasers (the “New Purchasers”), the Company has issued or will issue shares of its Common Stock and warrants to purchase shares of Common Stock (the “New Warrants”) to the New Purchasers; and

WHEREAS, the parties wish to extend the rights under the Agreement to the New Purchasers;

NOW, THEREFORE, in consideration of the agreements of the parties herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Original Purchasers, the Investors and each New Purchaser agree as follows:

1.Amendment. Each of the New Purchasers, upon such New Purchaser’s execution of a counterpart signature page to this Amendment, is hereby made a party to the Agreement, with all of the rights, and subject to all of the obligations, of a Purchaser.

2.    Registrable Securities. For the avoidance of doubt, Registrable Securities shall include (i) all shares of Common Stock issued or issuable pursuant to the Purchase Agreement or the exercise of the New Warrants and (ii) all shares of Common Stock beneficially owned from time to time by Matthew Van Steenwyk or any of his Affiliates.

3.    Agreement to Remain in Force. Except as expressly amended by this Amendment, the terms of the Agreement, as previously amended, shall remain in full force and effect hereafter.

4.    Effectiveness of Amendment. This Amendment shall be effective upon its execution by the Company and by the other parties to the Agreement holding (immediately prior to the execution of this Amendment) a majority of the Registrable Securities, at which time it shall become binding on all of the parties to the Agreement.

5.    Counterparts. This Amendment may be executed and delivered by original or facsimile signatures and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

American Power Group Corporation

By:_______________________________________
Name: Charles E. Coppa
Title: Chief Financial Officer

ARROW, LLC By_____________________ Name: Title:	ELIZABETH M. VAN STEENWYK IRREVOCABLE TRUST By_____________________ Name: Title:
GRETCHEN C. VAN STEENWYK IRREVOCABLE TRUST By_____________________ Name: Title:	MATTHEW T. VAN STEENWYK IRREVOCABLE TRUST By_____________________ Name: Title:
SMC EMPLOYEES PARTNERSHIP By_____________________ Name: Title:	SMC PRIVATE EQUITY HOLDINGS, LP - CLASS F By_____________________ Name: Title:

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ASSOCIATED PRIVATE EQUITY By_____________________ Name: Title:	SET CAPITAL HOLDINGS, LLC By_____________________ Name: Title:
CHADDS FORD, LTD. By_____________________ Name: Title:	SET GROVE 4 LLC 401K PROFIT SHARING PLAN By_____________________ Name: Title:

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COUNTERPART SIGNATURE PAGE TO

AMENDMENT NO. 3 TO

REGISTRATION RIGHTS AGREEMENT

The undersigned agrees to become a “Purchaser” party to that certain Registration Rights Agreement (the “Agreement”), dated as of June 2, 2015, as amended, by and among American Power Group Corporation and the other parties named therein, and agrees to be bound by all of the provisions of the Agreement that apply to the Purchasers.

All defined terms used but not defined herein shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, this counterpart signature page has been duly executed by or on behalf of the undersigned as of the date below written.

Name:______________________________

Address: ___________________________

___________________________

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